UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):       August 15, 2005
TBC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-11579	20-1888610

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

7111 Fairway Drive, Suite 201, Palm Beach Gardens, Florida	33418

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:       (561) 227-0955
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule-425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a—12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
1 of 6 pages

Item 2.02. Results of Operations and Financial Condition.
     On August 15, 2005, TBC Corporation issued a press release reporting its financial results for the three and six months ended June 30, 2005 as well as the Company’s third quarter and full year 2005 earnings guidance. The press release is included as Exhibit 99.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
See Exhibit Index
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TBC CORPORATION
August 15, 2005	By:	/s/ Thomas W. Garvey
Thomas W. Garvey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

		Located at
99.	Additional Exhibits.	Numbered Page
99.1	TBC Corporation Press Release dated August 15, 2005.	4